As filed with the Securities and Exchange Commission on May 24, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report

March 31, 2019

DoubleLine Opportunistic Credit Fund

NYSE: DBL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Semi-Annual Report	March 31, 2019	3

Chairman’s Letter	(Unaudited) March 31, 2019

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 6-month period ended March 31, 2019. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2019

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2019

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2019, the Bloomberg Barclays U.S. MBS Index returned 4.3%. This was a slight underperformance relative to the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Corporate Index, largely due to differences in convexity, carry, and interest rate curve exposure. “Risk-free rates” during this period declined with the 2-year, 5-year, 10-year, and 30-year U.S. Treasury (UST) yields down 56 basis points (bps), 72 bps, 66 bps, and 39 bps, respectively. Notably, the shape of the yield curve inverted over the course of the period. Prepayments rose over the last few months of the period due to a substantive fall in longer-term rates. The rates for 30-year mortgages (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 66 bps and 15-year mortgage rates (based on Freddie Mac U.S. 15-year Commitment Rates) decreased by 59 bps. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by 89% and overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by 15%. The Federal Reserve’s (Fed) balance sheet run-off continued with the MBS portions being reinvested into UST. The duration of the Bloomberg Barclays U.S. MBS Index over the period contracted from 5.28 to 4.03 as interest rates declined.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2019, spreads widened by 10 bps to 20 bps across new issue and legacy non-Agency MBS. The widening was largely the result of macro volatility during the fourth quarter of 2018, as opposed to fundamental changes. Spreads recovered some of this widening during the first quarter of 2019 as bond inflows helped drive investor demand across the sector. New issuance slowed during the fourth quarter of 2018, due in part to seasonality and some issuers delaying deals given market conditions. Non-Qualified Mortgages (Non-QM) continue to have the most notable increase in volumes as almost $10 billion came to market during the period. Collateral performance for new issue prime and Non-QM deals remained strong given historically tight lending standards and balanced housing market fundamentals.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2019, new issue CMBS spreads were wider alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 5.02%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 4.63%. While sustained volatility pushed spreads wider in the fourth quarter of 2018, CMBS participated in the broader market rally in the first quarter of 2019, retracing much of the previous quarter’s widening. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 2.8% on the national level, as compared to 3.4% over the prior reporting period. This price-growth deceleration story was driven by the primary markets, which recorded growth of 4.0% year-over-year (YoY) in February, down from 8.6% in early 2018. This deceleration has been more modest in non-primary markets, where growth was 6.8% YoY in February, down from 8.4% in February 2018. For the period, 10-year AAA last cash flows (LCFs) widened by 18 bps to 90 bps over swaps, while BBB- bonds widened by 47 bps to 307 bps over swaps. New issuance in the amount of $41.7 billion priced during the period, as compared to $50.8 billion from October 2017 through March 2018. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans was 2.88%, down 53 bps over the period.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2019, the CLO market saw a total of $57.22 billion across 115 deals. Starting in November, levered loans began to experience downward price movements with a dramatic price decline in December. This downturn in the leveraged loan space sent CLO spreads wider. These wider spread levels had an effect on both the primary and secondary market. In the primary market, managers decided to sit on the sidelines instead of locking in high cost of capital with a large amount of volatility in underlying collateral. The secondary market also stalled out in December as money managers tried to raise capital from redemptions by liquidating CLO positions, but few trading desks wanted to add positions as the year came to an end. At the start of 2019, and a new scoreboard, the secondary market picked up and began to slowly tighten. As of the period end, the market is still wide compared to where it started the period. Managers have resumed issuing and secondary markets are active across the coupon stack.

•	Government Securities

For the 6-month period ended March 31, 2019, the Bloomberg Barclays U.S. Treasury Index posted a strong gain of 4.73%. Against increasing concern about signs of decelerating growth and the possibility of recession, UST yields steadily declined over the period and investor sentiment worsened in the fourth quarter of 2018. Equity prices fell and credit spreads widened. While the consensus of bond

Semi-Annual Report	March 31, 2019	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2019

market participants had turned, the Fed held to its view of strong economic growth and its expectation of gradual policy rate increases. Yields nose-dived in late December 2018 and early 2019 on the heels of a hawkish December Federal Open Market Committee (FOMC) meeting, as expected growth fell. The 10-year UST yield fell 57 bps from the November 2018 peak to 2.67% in early January 2019. Yields remained stable in February before declining further after the March FOMC meeting. Yield curve flattening was the dominant trend as spreads between 3-month UST and 10-year UST continued to fall and the curve inverted on March 22, the first time since 2007. Inflation indexed bond yields decreased with nominal yields through this period, and the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Total Return Index returned 2.76%. Oil prices took a nose dive in the fourth quarter of 2018 before seeing recovery in the first quarter of 2019. At the end of March, they were still below last October’s high. Market-implied inflation expectations followed the same path as the 10-year breakeven rate dropped 46 bps in the fourth quarter of 2018 but turned its head in 2019, gaining back 17 bps.

•	Bank Loans

For the 6-month period ended March 31, 2019, the S&P/LSTA Leveraged Loan Index returned 0.40%. There was outperformance at the higher end of the credit quality spectrum as risk assets sold off in the fourth quarter of 2018, before rebounding in the first quarter of 2019. BB-rated loans rose 0.68% across the period, outperforming the 0.49% return of B-rated loans and the -2.14% return of CCC-rated loans. The weighted-average bid price of the Index ended March 2019 at $96.41, down from $98.61 in September 2018. The trailing 12-month default rate (by issuer count) remains low and declined from 1.59% in September 2018 to 1.40% in March 2019.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2019

For the 6-month period ended March 31, 2019, the DoubleLine Opportunistic Credit Fund outperformed the Bloomberg Barclays U.S Aggregate Bond Index return of 4.63% on a net asset value basis (NAV). During the period, yields across the U.S. Treasury curve fell 50 to 70 bps as global investors became slightly more skeptical of the synchronized global expansion and the Fed’s reduced expectations for future rate increases. Despite these developments, Agency MBS, Asset-Backed Securities (ABS), and Non-Agency MBS contributed positive returns in excess of the benchmark and served as the main drivers of portfolio performance. The Agency MBS allocation owed most of its returns to its longer duration profile, while the ABS and Non-Agency MBS allocations mostly enjoyed returns through spread tightening and strong underlying credit performance. The sectors which detracted from performance during the period were Bank Loans, CLOs, and CMBS. As of March 31, 2019, the Fund’s gross leverage ratio was 20.8%.

6-Month Period Ended 3-31-19	6-Months (Not Annualized)

Net Asset Value (NAV) Return	6.65%

Market Price Return	2.15%

Bloomberg Barclays U.S. Aggregate Bond Index	4.63%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Additional principal risks for the Fund can be found in the private placement memorandum.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/opportunistic-credit-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Corporate Index—An index that represents the total return measure of the corporates portion of the Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Semi-Annual Report	March 31, 2019	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2019

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Bloomberg Barclays U.S. Treasury Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Gross Leverage Ratio—The sum of an insurance company’s net premiums written ratio, net liability ratio and ceded reinsurance ratio. Gross leverage ratio is used to determine how exposed an insurer is to pricing and estimation errors, as well as its exposure to reinsurance companies.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Standardized Performance Summary	(Unaudited) March 31, 2019

DBL
DoubleLine Opportunistic Credit Fund Returns as of March 31, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (1-27-12 to 3-31-19)

Total Return based on NAV	6.65%	6.26%	4.82%	7.37%	7.41%

Total Return based on Market Price	2.15%	2.25%	-0.43%	6.96%	6.46%

Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.03%	2.74%	2.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2019	9

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.0%

	Citi Held For Asset Issuance,
292,525	Series 2015-PM1-C	5.01%	^	12/15/2021	292,663

	Coinstar Funding LLC,
2,701,875	Series 2017-1A-A2	5.22%	^	04/25/2047	2,756,434

	Harley Marine Financing LLC,
1,462,500	Series 2018-1A-A2	5.68%	^	05/15/2043	1,280,817

	Horizon Aircraft Finance Ltd.,
1,952,381	Series 2018-1-C	6.66%	^	12/15/2038	1,979,339

	Jimmy Johns Funding LLC,
4,925,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	5,077,840

	Sapphire Aviation Finance Ltd.,
680,119	Series 2018-1A-B	5.93%	^	03/15/2040	703,610

	Total Asset Backed Obligations (Cost $12,014,283)				12,090,703

BANK LOANS 8.6%

	8th Avenue Food & Provisions, Inc.,
24,938	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%		10/01/2025	24,981

	Achilles Acquisition LLC,
90,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.50%		10/13/2025	89,550

	Acrisure, LLC,
496,222	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.88%		11/22/2023	493,946

	Alera Group Intermediate Holdings, Inc.,
84,368	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%		08/01/2025	84,975

	Aleris International, Inc.,
486,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.25%		02/27/2023	487,176

	Allied Universal Holdco LLC,
284,288	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%		07/28/2022	278,246

	Almonde, Inc.,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%		06/16/2025	483,022

	American Tire Distributors, Inc.,
441,057	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	10.13%		08/30/2024	395,739

	Asurion, LLC,
525,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%		08/04/2025	533,476

	Athenahealth, Inc.,
370,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	7.20%		02/11/2026	365,838

	Auris Luxembourg III Sarl,
205,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%		02/27/2026	205,256

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Avantor, Inc.,
470,687	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	11/21/2024	472,010

	Avaya, Inc.,
	Senior Secured First Lien Term Loan
188,095	(2 Month LIBOR USD + 4.25%)	6.85%	12/16/2024	187,605
306,892	(1 Month LIBOR USD + 4.25%)	6.73%	12/16/2024	306,093

	Bass Pro Group, LLC,
164,167	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.50%	09/25/2024	160,801

	BI-LO, LLC,
	Senior Secured First Lien Term Loan
169,150	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.74%	05/31/2024	164,245
169,150	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.78%	05/31/2024	164,245
159,200	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.61%	05/31/2024	154,583

	Boxer Parent Company, Inc.,
503,738	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.85%	10/02/2025	494,315

	Brand Energy & Infrastructure Services Inc,
	Senior Secured First Lien Term Loan
149,243	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.85%	06/21/2024	143,357
132,348	(2 Month LIBOR USD + 4.25%, 1.00% Floor)	6.85%	06/21/2024	127,127

	Brazos Delaware II, LLC,
803,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.49%	05/21/2025	765,337

	Brookfield WEC Holdings Inc.,
259,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	6.25%	08/01/2025	259,224

	Constellis Holdings, LLC,
494,962	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.74%	04/19/2024	473,926

	Covia Holdings Corporation,
481,363	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.16%	06/02/2025	412,694

	CSM Bakery Solutions LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.80%	07/03/2020	479,582

	Cyxtera DC Holdings, Inc.,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.86%	05/01/2025	457,500

	Dynasty Acquisition Company, Inc.,
45,525	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%	01/23/2026	45,603
24,476	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.80%	01/23/2026	24,518

	EG America LLC,
280,049	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.60%	02/06/2025	274,168

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	EnergySolutions, LLC,
496,250	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%	05/09/2025	440,008

	Explorer Holdings, Inc.,
494,911	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%	05/02/2023	491,511

	Financial & Risk US Holdings, Inc.,
344,138	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.25%	10/01/2025	334,736

	Foresight Energy LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	8.38%	03/28/2022	491,040

	Gavilan Resources, LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.49%	03/01/2024	393,000

	Gentiva Health Services, Inc.,
205,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	07/02/2026	210,125

	Getty Images, Inc.,
179,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	02/19/2026	178,512

	Go Wireless, Inc.,
255,739	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.50%, 1.00% Floor)	9.00%	12/22/2024	250,943

	Greenway Health, LLC,
494,962	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.35%	02/16/2024	459,077

	Gulf Finance, LLC,
	Senior Secured First Lien Term Loan
189,100	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.86%	08/25/2023	151,477
321,981	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.75%	08/25/2023	257,919

	Hyland Software, Inc.,
350,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.50%	07/07/2025	350,219

	ION Trading Technologies S.a.R.L,
395,182	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.65%	11/21/2024	384,878

	Jo-Ann Stores, LLC,
486,476	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.00%, 1.00% Floor)	7.76%	10/20/2023	485,260

	Keane Group Holdings, LLC,
476,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.25%	05/26/2025	460,124

	Kindred Healthcare, Inc.,
542,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%	06/23/2025	532,785

	Klockner-Pentaplast of America, Inc.,
302,892	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.75%	06/30/2022	266,736

	LSF9 Atlantis Holdings, LLC,
487,261	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.48%	05/01/2023	454,676

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	McDermott International, Inc.,
541,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.50%	05/12/2025	520,078

	Millennium Trust Company, LLC,
440,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.74%	02/27/2026	434,777

	Mirion Technologies, Inc.,
200,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.59%	03/06/2026	200,594

	Mitchell International, Inc.,
333,333	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.75%	12/01/2025	325,417

	MLN US HoldCo LLC,
329,175	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	11/28/2025	324,155
155,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	11.25%	11/30/2026	152,417

	Monitronics International, Inc.,
432,781	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	8.10%	09/30/2022	363,999

	NEP Group, Inc.,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.50%	10/19/2026	108,900

	Pearl Intermediate Parent LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	8.74%	02/13/2026	487,500

	Polar US Borrower, LLC,
64,674	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.35%	10/15/2025	64,755

	PowerTeam Services, LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.85%	03/06/2026	485,000

	Prairie ECI Acquiror LP,
265,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.37%	03/11/2026	266,104

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
71,221	(3 Month LIBOR USD + 4.75%)	7.55%	07/09/2025	71,488
71,221	(3 Month LIBOR USD + 4.75%)	7.37%	07/09/2025	71,488
67,032	(2 Month LIBOR USD + 4.75%)	7.34%	07/09/2025	67,283

	Renaissance Holding Corporation,
109,175	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.75%	06/02/2025	104,944

	RentPath, Inc.,
321,192	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.25%	12/17/2021	243,125

	Restaurant Technologies, Inc.,
75,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	9.00%	10/01/2026	75,188

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Securus Technologies Holdings, Inc.,
494,987	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.00%	11/01/2024	492,616

	Solenis International, L.P.,
307,899	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.63%	06/26/2025	303,794
140,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	11.13%	06/26/2026	134,750

	Sound Inpatient Physicians, Inc.,
190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.25%	06/26/2026	189,704

	Summit Midstream Partners Holdings, LLC,
425,595	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.50%	05/13/2022	422,935

	Syncreon Global Finance Inc.,
494,778	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.99%	10/28/2020	324,574

	The Dun & Bradstreet Corporation,
495,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.49%	02/09/2026	490,359

	The Edelman Financial Center, LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	9.54%	07/20/2026	503,750

	TKC Holdings, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	10.50%	02/01/2024	489,142

	Travel Leaders Group, LLC,
133,988	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.48%	01/25/2024	134,434

	Travelport Finance SARL,
125,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.59%	03/18/2026	121,719

	U.S. Renal Care, Inc.,
494,885	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.85%	12/30/2022	494,732

	Vantage Specialty Chemicals, Inc.,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	10.85%	10/27/2025	487,918

	Verscend Holding Corporation,
298,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.00%	08/27/2025	297,008

	Web.Com Group, Inc.,
95,411	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.24%	10/10/2025	94,278
385,817	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	10.24%	10/09/2026	380,994

	WeddingWire, Inc.,
169,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.99%	12/19/2025	169,469
335,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	10.74%	12/21/2026	333,744

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Yak Access, LLC,
150,693	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.50%		07/11/2025	128,842

	Total Bank Loans (Cost $26,900,452)				25,964,138

COLLATERALIZED LOAN OBLIGATIONS 20.2%

	ALM LLC,
1,000,000	Series 2015-12A-C1R2 (3 Month LIBOR USD + 2.65%, 2.65% Floor)	5.43%	^	04/16/2027	966,493

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	8.79%	#^@	04/17/2026	305,985

	Atrium Corporation,
1,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	6.23%	^	05/28/2030	1,000,411

	Babson Ltd.,
1,000,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.71%	^	10/20/2030	975,594
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	6.38%	^	07/18/2029	1,000,677

	Barings Ltd.,
1,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.74%	^	01/15/2028	988,611
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.66%	^	07/20/2029	486,735
1,000,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%)	8.51%	^	07/20/2029	962,543
2,500,000	Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	04/15/2031	2,500,000
1,000,000	Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	04/15/2031	1,000,000

	BlueMountain Ltd.,
1,900,000	Series 2013-1A-DR (3 Month LIBOR USD + 7.50%)	10.26%	^	01/20/2029	1,901,172
1,000,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.66%	^	10/22/2030	964,146

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	6.39%	^	07/15/2030	995,711
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	9.04%	^	07/15/2030	946,935
1,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	07/15/2031	1,413,957
1,550,000	Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	04/15/2032	1,550,000

	Carlyle Global Market Strategies CLO 2015-5 Ltd.,
1,500,000	Series 2015-5A-DR (3 Month LIBOR USD + 6.70%, 6.70% Floor)	9.26%	^	01/20/2032	1,487,511

	Cathedral Lake Ltd.,
3,750,000	Series 2015-3A-DR (3 Month LIBOR USD + 4.10%, 4.10% Floor)	6.89%	^	07/16/2029	3,752,758

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dryden Senior Loan Fund,
2,500,000	Series 2014-33A-ER2 (3 Month LIBOR USD + 6.97%, 6.97% Floor)	9.76%	^	04/15/2029	2,489,188
1,500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	7.94%	^	01/15/2031	1,379,960
2,000,000	Series 2015-40A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.43%	^	08/15/2031	1,906,032
500,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	6.04%	^	07/15/2030	497,010

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	9.19%	^	10/15/2030	1,984,735

	GoldenTree Loan Management Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.61%	^	04/20/2030	485,766

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	7.74%	^	04/15/2031	907,965

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.41%	^	10/22/2025	498,707

	Highbridge Loan Management Ltd.,
1,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.66%	^	10/20/2029	955,881

	HPS Loan Management Ltd.,
1,000,000	Series 11A-17-E (3 Month LIBOR USD + 6.10%)	8.83%	^	05/06/2030	960,303

	LCM LP,
2,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	8.06%	^	01/20/2031	2,316,418

	Madison Park Funding Ltd.,
1,500,000	Series 2019-34A-E	0.00%	^±	04/25/2031	1,485,000

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	8.19%	^	01/15/2028	2,447,159
1,000,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	6.03%	^	10/18/2029	990,001
2,000,000	Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	0.00%	^	01/19/2032	1,998,552

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.79%	^	07/15/2029	1,001,057
2,500,000	Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.64%	^	02/14/2031	2,515,438
1,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	10.88%	^	07/15/2030	919,670
2,000,000	Series 2017-1A-SUB	13.58%	#^@	03/17/2030	1,702,071

	RRAM Ltd.,
1,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.74%	^	04/15/2030	968,392

	Taconic Park Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 4.05%)	6.81%	^	01/20/2029	2,006,182

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 6.75%)	9.51%	^	12/21/2029	1,000,355

	Voya Ltd.,
1,000,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	6.31%	^	07/20/2030	1,000,511

	Wind River Ltd.,
2,000,000	Series 2012-1A-ER (3 Month LIBOR USD + 7.38%)	10.17%	^	01/15/2026	2,000,698

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd., (Cont.)
2,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.54%	^	01/15/2031	2,313,493
1,040,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	5.29%	^	11/20/2030	970,372

	Total Collateralized Loan Obligations (Cost $62,082,024)				60,900,155

FOREIGN CORPORATE BONDS 0.7%
2,000,000	AI Candelaria Spain SLU	7.50%		12/15/2028	2,090,000

	Total Foreign Corporate Bonds (Cost $1,934,338)				2,090,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 19.0%

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.46%	#	01/12/2045	420,874

	Benchmark Mortgage Trust,
18,531,911	Series 2018-B1-XA	0.53%	# I/O	01/15/2051	679,841

	BF Mortgage Trust,
1,012,000	Series 2019-NYT-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.48%	^	11/15/2035	1,021,679

	BXP Trust,
1,025,000	Series 2017-CQHP-E (1 Month LIBOR USD + 3.00%)	5.48%	^	11/15/2034	1,027,068

	Carbon Capital Commercial Mortgage Trust,
976,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.35%	^	10/15/2035	978,450

	CD Mortgage Trust,
18,289,586	Series 2017-CD6-XA	0.97%	# I/O	11/13/2050	1,048,590

	Citigroup Commercial Mortgage Trust,
269,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	249,734
4,765,655	Series 2015-GC27-XA	1.38%	# I/O	02/10/2048	297,687
339,000	Series 2016-GC36-D	2.85%	^	02/10/2049	276,684

	Cloverleaf Cold Storage Trust,
1,630,000	Series 2019-CHL2-G (1 Month LIBOR USD + 3.80%, 3.80% Floor)	6.28%	^	03/15/2036	1,634,085

	Commercial Mortgage Pass-Through Certificates,
44,592,613	Series 2013-LC6-XA	1.36%	# I/O	01/10/2046	1,877,541
26,400,000	Series 2014-UBS3-XC	1.28%	#^ I/O	06/10/2047	1,525,714
1,127,250	Series 2014-UBS4-E	3.75%	^Þ	08/10/2047	745,306
1,288,300	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	460,011
2,415,590	Series 2014-UBS4-G	3.75%	^Þ	08/10/2047	247,250
5,000	Series 2014-UBS4-V	0.00%	#^Þ	08/10/2047	1
27,394,000	Series 2015-CR23-XD	1.02%	#^ I/O	05/10/2048	1,569,035
566,000	Series 2015-CR26-C	4.48%	#	10/10/2048	581,590
5,297,000	Series 2015-CR26-XD	1.23%	#^ I/O	10/10/2048	361,873
94,023,132	Series 2015-LC21-XA	0.77%	# I/O	07/10/2048	3,068,849
1,500,000	Series 2015-LC23-E	3.65%	#^	10/10/2048	1,267,373
549,000	Series 2016-CR28-E	4.15%	#^	02/10/2049	510,147

	FREMF Mortgage Trust,
277,128	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.54%	^	07/25/2023	288,224

	GMAC Commercial Mortgage Securities Trust,
591,000	Series 2004-C3-E	5.14%	#^	12/10/2041	584,842

	Great Wolf Trust,
4,816,575	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%, 10.48% Floor)	13.11%	^	09/15/2019	4,932,044

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation,
1,000,000	Series 2015-GC28-D	4.32%	#^	02/10/2048	892,479
1,500,000	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	5.23%	^	11/15/2035	1,507,734
81,202,309	Series 2018-GS9-XA	0.45%	# I/O	03/10/2051	2,736,891

	GS Mortgage Securities Trust,
500,000	Series 2014-GC26-C	4.52%	#	11/10/2047	499,686
2,150,000	Series 2014-GC26-D	4.52%	#^	11/10/2047	1,837,265

	JP Morgan Chase Commercial Mortgage Securities Corporation,
24,381,867	Series 2012-CBX-XA	2.07%	# I/O	06/15/2045	795,327

	JP Morgan Chase Commercial Mortgage Securities Trust,
441,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	413,411
30,833	Series 2007-LDPX-AM	5.32%	#	01/15/2049	30,872
2,000,000	Series 2011-C3-D	5.66%	#^	02/15/2046	2,039,786

	JPMBB Commercial Mortgage Securities Trust,
10,765,000	Series 2013-C14-XC	0.97%	#^ I/O	08/15/2046	429,585
557,000	Series 2013-C17-E	3.87%	#^Þ	01/15/2047	450,993
3,488,650	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	2,629,570
1,938,200	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	876,586
6,202,105	Series 2014-C19-NR	3.75%	#^Þ	04/15/2047	814,336
925,000	Series 2014-C23-C	4.47%	#	09/15/2047	954,793
2,000,000	Series 2014-C23-D	3.97%	#^	09/15/2047	1,863,016
4,868,059	Series 2014-C26-XA	1.06%	# I/O	01/15/2048	195,463
500,000	Series 2015-C27-D	3.84%	#^	02/15/2048	471,988
360,000	Series 2015-C29-C	4.17%	#	05/15/2048	362,188
20,920,000	Series 2015-C29-XE	0.27%	#^ I/O	05/15/2048	397,505
675,000	Series 2015-C32-C	4.67%	#	11/15/2048	695,149
16,358,000	Series 2015-C32-XD	0.50%	#^ I/O	11/15/2048	454,402
165,000	Series 2015-C33-C	4.62%	#	12/15/2048	170,555

	Lone Star Portfolio Trust,
1,766,171	Series 2015-LSP-D (1 Month LIBOR USD + 4.25%, 4.00% Floor)	6.73%	^	09/15/2028	1,778,808

	LSTAR Commercial Mortgage Trust,
5,067,917	Series 2016-4-XA	1.88%	#^ I/O	03/10/2049	338,834

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C19-C	4.00%		12/15/2047	497,855
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	711,510

	Morgan Stanley Capital Trust,
525,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	515,775
1,191,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%)	9.38%	^	11/15/2034	1,173,419

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.76%	#^Þ	10/15/2045	464,333
23,293,000	Series 2015-C28-XF	1.13%	#^ I/O	05/15/2048	1,342,397
747,000	Series 2015-NXS4-D	3.60%	#	12/15/2048	706,254
55,624,934	Series 2018-C43-XA	0.71%	# I/O	03/15/2051	2,802,785

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $62,422,780)				57,506,042

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 34.6%

	Adjustable Rate Mortgage Trust,
2,002,422	Series 2006-1-2A1	4.50%	#	03/25/2036	1,620,912

	Banc of America Alternative Loan Trust,
1,068,277	Series 2005-8-2CB1	6.00%		09/25/2035	1,083,400

	BCAP LLC Trust,
12,520,967	Series 2007-AB1-A5	4.92%	ß	03/25/2037	8,175,603
5,269,567	Series 2010-RR6-2216	3.66%	#^Þ	06/26/2036	5,110,385
1,024,964	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	890,337

	Chase Mortgage Finance Trust,
1,921,192	Series 2007-S1-A7	6.00%		02/25/2037	1,346,536
1,998,301	Series 2007-S3-1A5	6.00%		05/25/2037	1,427,565

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CHL Mortgage Pass-Through Trust,
2,102,551	Series 2007-4-1A35 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.21%	I/F I/O	05/25/2037	460,129

	CIM Trust,
7,000,000	Series 2016-1RR-B2	6.90%	#^Þ	07/26/2055	7,109,474
7,000,000	Series 2016-2RR-B2	6.86%	#^Þ	02/25/2056	7,210,855
7,000,000	Series 2016-3RR-B2	6.44%	#^Þ	02/27/2056	7,188,523
6,010,000	Series 2017-3RR-B2	10.09%	#^Þ	01/27/2057	6,882,771

	Citigroup Mortgage Loan Trust, Inc.,
534,255	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	12.83%	^ I/F	10/25/2035	647,125
3,660,196	Series 2010-9-3A7	5.52%	^	01/25/2036	3,729,407

	CitiMortgage Alternative Loan Trust,
2,477,124	Series 2007-A4-1A6	5.75%		04/25/2037	2,376,526
1,923,372	Series 2007-A6-1A16	6.00%		06/25/2037	1,877,076

	Countrywide Alternative Loan Trust,
1,278,791	Series 2005-85CB-2A5 (1 Month LIBOR USD + 1.10%, 1.10% Floor, 7.00% Cap)	3.59%		02/25/2036	1,110,081
270,061	Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	12.52%	I/F	02/25/2036	329,756

	Credit Suisse First Boston Mortgage Securities Corporation,
2,638,857	Series 2005-11-7A1	6.00%		12/25/2035	2,215,688

	Credit Suisse Mortgage Capital Certificates,
3,287,595	Series 2006-5-3A3	6.50%		06/25/2036	1,453,361
977,805	Series 2006-9-2A1	5.50%		11/25/2036	821,029
488,723	Series 2006-9-6A14	6.00%		11/25/2036	471,475

	IndyMac Mortgage Loan Trust,
1,741,355	Series 2005-AR23-6A1	3.84%	#	11/25/2035	1,620,875

	JP Morgan Alternative Loan Trust,
254,136	Series 2006-S1-2A5	5.50%		02/25/2021	248,030

	JP Morgan Resecuritization Trust,
3,077,216	Series 2011-1-2A10	6.00%	#^	06/26/2037	2,916,409

	Lehman Mortgage Trust,
1,298,032	Series 2007-10-1A1	6.00%		01/25/2038	1,341,889
1,810,622	Series 2007-4-1A3	5.75%		05/25/2037	1,467,938

	Lehman XS Trust,
52,456	Series 2005-2-1A2 (1 Month LIBOR USD + 0.70%, 0.35% Floor)	3.19%		08/25/2035	52,494

	PNMAC GMSR Trust,
5,800,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.84%	^	04/25/2023	5,830,334

	RBSGC Structured Trust,
1,449,807	Series 2008-B-A1	6.00%	^	06/25/2037	1,405,710

	Residential Accredit Loans, Inc.,
2,126,199	Series 2005-QS13-2A3	5.75%		09/25/2035	2,077,259
1,346,189	Series 2005-QS14-3A1	6.00%		09/25/2035	1,275,519
1,628,833	Series 2006-QS10-A1	6.00%		08/25/2036	1,491,796
3,173,538	Series 2006-QS7-A3	6.00%		06/25/2036	2,908,411
835,166	Series 2007-QS1-1A1	6.00%		01/25/2037	779,530
3,616,266	Series 2007-QS3-A1	6.50%		02/25/2037	3,358,553
1,424,256	Series 2007-QS6-A1 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.82%		04/25/2037	1,117,878
1,507,847	Series 2007-QS6-A102	5.75%		04/25/2037	1,392,109
324,452	Series 2007-QS6-A2 (-8 x 1 Month LIBOR USD + 55.58%, 55.58% Cap)	34.87%	I/F	04/25/2037	617,785

	Residential Asset Securitization Trust,
1,739,489	Series 2006-A6-1A12 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.61%	I/F I/O	07/25/2036	575,484
1,719,927	Series 2006-A6-1A9	6.00%		07/25/2036	821,206

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
971,432	Series 2007-S2-A4	6.00%		02/25/2037	908,860

	Structured Adjustable Rate Mortgage Loan Trust,
941,809	Series 2006-1-2A2	4.23%	#	02/25/2036	915,022

	Velocity Commercial Capital Loan Trust,
1,161,048	Series 2018-1-M4	5.01%	^	04/25/2048	1,182,948
704,161	Series 2018-1-M5	6.26%	^	04/25/2048	719,137
1,545,784	Series 2018-1-M6	7.26%	^	04/25/2048	1,551,253

	Washington Mutual Mortgage Pass-Through Certificates,
4,125,662	Series 2006-8-A4	4.48%	ß	10/25/2036	2,381,278

	Wells Fargo Alternative Loan Trust,
2,155,383	Series 2007-PA3-2A1	6.00%		07/25/2037	2,112,324

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $101,222,125)				104,608,045

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 22.9%

	Federal Home Loan Mortgage Corporation,
725,380	Series 3211-SI (-4 x 1 Month LIBOR USD + 27.67%, 27.67% Cap)	17.22%	I/F I/O	09/15/2036	531,677
1,516,672	Series 3236-ES (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.22%	I/F I/O	11/15/2036	252,255
933,296	Series 3256-S (-1 x 1 Month LIBOR USD + 6.69%, 6.69% Cap)	4.21%	I/F I/O	12/15/2036	159,691
777,583	Series 3292-SD (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.62%	I/F I/O	03/15/2037	108,924
6,323,277	Series 3297-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.28%	I/F I/O ‡	04/15/2037	1,131,514
4,536,478	Series 3311-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.28%	I/F I/O	05/15/2037	759,325
4,519,072	Series 3311-IA (-1 x 1 Month LIBOR USD + 6.41%, 6.41% Cap)	3.93%	I/F I/O	05/15/2037	709,338
1,025,421	Series 3314-SH (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	3.92%	I/F I/O	11/15/2036	143,042
619,109	Series 3330-KS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.07%	I/F I/O	06/15/2037	77,428
146,703	Series 3339-AI (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.07%	I/F I/O	07/15/2037	21,929
3,041,610	Series 3339-TI (-1 x 1 Month LIBOR USD + 6.14%, 6.14% Cap)	3.66%	I/F I/O	07/15/2037	477,950
2,203,698	Series 3374-SD (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.97%	I/F I/O	10/15/2037	310,308
385,270	Series 3382-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.82%	I/F I/O	11/15/2037	47,220
5,286,576	Series 3404-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	01/15/2038	712,767
348,194	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.17%	I/F I/O	03/15/2038	34,476
4,049,522	Series 3435-S (-1 x 1 Month LIBOR USD + 5.98%, 5.98% Cap)	3.50%	I/F I/O	04/15/2038	568,456
257,064	Series 3508-PS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.17%	I/F I/O	02/15/2039	27,025
2,760,101	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	1.97%	I/F I/O	09/15/2040	205,390

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
11,736,295	Series 3736-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.57%	I/F I/O ‡	10/15/2040	1,814,220
4,514,177	Series 3753-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	11/15/2040	710,507
4,982,580	Series 3780-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.02%	I/F I/O	12/15/2040	844,846
1,649,180	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.37%	I/F I/O	02/15/2041	216,061
1,174,966	Series 3905-SC (-5 x 1 Month LIBOR USD + 22.75%, 22.75% Cap)	10.30%	I/F	08/15/2041	1,728,097
1,751,258	Series 3924-SJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.52%	I/F I/O	09/15/2041	248,392
6,526,691	Series 3960-ES (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.47%	I/F I/O	11/15/2041	814,126
3,353,202	Series 4225-BS (-3 x 1 Month LIBOR USD + 11.87%, 11.87% Cap)	5.23%	I/F	12/15/2040	3,694,390
4,205,490	Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.42%	I/F I/O	01/15/2054	679,587

	Federal National Mortgage Association,
183,380	Series 2005-72-WS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	08/25/2035	21,420
1,909,941	Series 2005-90-SP (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.26%	I/F I/O	09/25/2035	179,509
735,793	Series 2006-117-SQ (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	12/25/2036	76,965
357,563	Series 2006-119-HS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.16%	I/F I/O	12/25/2036	44,803
6,229,865	Series 2006-123-CI (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.25%	I/F I/O ‡	01/25/2037	1,141,992
2,788,005	Series 2007-15-BI (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.21%	I/F I/O	03/25/2037	456,577
929,506	Series 2007-20-S (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.25%	I/F I/O	03/25/2037	124,151
506,397	Series 2007-21-SD (-1 x 1 Month LIBOR USD + 6.48%, 6.48% Cap)	3.99%	I/F I/O	03/25/2037	59,569
1,220,007	Series 2007-30-IE (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.25%	I/F I/O	04/25/2037	219,879
3,067,563	Series 2007-32-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	04/25/2037	428,981
1,537,175	Series 2007-40-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	05/25/2037	242,967
247,007	Series 2007-48-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	05/25/2037	27,797
529,022	Series 2007-64-LI (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.07%	I/F I/O	07/25/2037	73,213
245,787	Series 2007-68-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.16%	I/F I/O	07/25/2037	31,035
7,197,722	Series 2007-75-PI (-1 x 1 Month LIBOR USD + 6.54%, 6.54% Cap)	4.05%	I/F I/O ‡	08/25/2037	1,196,858
4,142,929	Series 2008-33-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	04/25/2038	639,648

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
3,354,201	Series 2008-42-SC (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.41%	I/F I/O	05/25/2038	464,832
755,006	Series 2008-5-GS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	02/25/2038	100,709
2,230,959	Series 2008-62-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	07/25/2038	307,196
1,387,414	Series 2008-68-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	08/25/2038	190,258
331,405	Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.76%	I/F I/O	01/25/2040	39,942
1,258,483	Series 2009-12-CI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.11%	I/F I/O	03/25/2036	175,489
308,601	Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.61%	I/F I/O	07/25/2039	39,879
345,559	Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.46%	I/F I/O	07/25/2039	35,400
162,525	Series 2009-67-SA (-1 x 1 Month LIBOR USD + 5.15%, 0.25% Floor, 5.15% Cap)	2.66%	I/F I/O	07/25/2037	12,397
677,978	Series 2009-87-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	11/25/2049	82,613
1,259,532	Series 2009-91-SD (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.66%	I/F I/O	11/25/2039	150,387
270,610	Series 2010-115-SD (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.11%	I/F I/O	11/25/2039	36,280
474,241	Series 2010-11-SC (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.31%	I/F I/O	02/25/2040	35,969
2,343,183	Series 2010-134-SE (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.16%	I/F I/O	12/25/2025	191,310
8,027,590	Series 2010-142-SC (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.11%	I/F I/O ‡	12/25/2040	1,546,279
2,916,837	Series 2010-150-MS (-1 x 1 Month LIBOR USD + 6.53%, 6.53% Cap)	4.04%	I/F I/O	01/25/2041	509,602
1,306,772	Series 2010-15-SL (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.46%	I/F I/O	03/25/2040	130,860
296,814	Series 2010-19-SA (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	03/25/2050	29,854
1,188,831	Series 2010-31-SB (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F I/O	04/25/2040	122,845
1,924,972	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.18%	I/F I/O	05/25/2040	202,261
377,161	Series 2010-8-US (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.31%	I/F I/O	02/25/2040	24,394
340,664	Series 2010-9-GS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.26%	I/F I/O	02/25/2040	21,294
1,622,789	Series 2011-114-S (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	09/25/2039	202,841
2,276,377	Series 2011-146-US (-1 x 1 Month LIBOR USD + 7.00%, 7.00% Cap)	3.52%	I/F	01/25/2042	2,206,188
1,583,415	Series 2011-58-SA (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	07/25/2041	283,398

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
1,048,500	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	3.91%	I/F I/O	11/25/2040	98,926
369,033	Series 2012-29-SG (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	04/25/2042	42,244
5,530,827	Series 2012-56-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.56%	I/F I/O	06/25/2042	709,700
5,790,182	Series 2012-76-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.51%	I/F I/O	07/25/2042	868,248
9,953,709	Series 2013-83-US (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.51%	I/F ‡	08/25/2043	8,732,270
361,311	Series 374-19	6.50%	I/O	09/25/2036	81,322

	Government National Mortgage Association,
937,968	Series 2009-104-SD (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.87%	I/F I/O	11/16/2039	126,712
207,383	Series 2010-98-IA	5.73%	# I/O	03/20/2039	25,742
1,219,198	Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	2.86%	I/F I/O	05/20/2041	151,043
1,791,642	Series 2011-71-SG (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	05/20/2041	199,709
2,092,972	Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	2.89%	I/F I/O	05/20/2041	267,810
2,450,225	Series 2011-89-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	06/20/2041	268,587
1,154,254	Series 2012-34-LI (-20 x 1 Month LIBOR USD + 122.00%, 6.00% Cap)	6.00%	I/F I/O	12/16/2039	264,187
9,456,785	Series 2013-119-TZ	3.00%	>‡	08/20/2043	9,217,470
4,878,208	Series 2013-188-MS (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.07%	I/F I/O	12/16/2043	699,494
38,373,518	Series 2013-39-HS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.26%	I/F I/O ‡	03/20/2041	3,593,910
6,843,176	Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.71%	I/F I/O	03/20/2044	928,004
9,841,917	Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.77%	I/F I/O ‡	04/16/2044	1,531,140
6,951,898	Series 2014-63-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.06%	I/F I/O ‡	04/20/2044	1,233,117
6,192,537	Series 2014-69-ST (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.62%	I/F I/O	12/16/2039	878,124
7,775,768	Series 2015-148-BS (-1 x 1 Month LIBOR USD + 5.69%, 5.69% Cap)	3.20%	I/F I/O ‡	10/20/2045	1,084,455
45,862,537	Series 2018-111-SA (-1 x 1 Month LIBOR USD + 4.55%, 4.55% Cap)	2.06%	I/F I/O ‡	08/20/2048	3,434,384
89,218,865	Series 2018-48-SD (-1 x 1 Month LIBOR USD + 3.90%, 3.90% Cap)	1.41%	I/F I/O ‡	04/20/2048	5,570,085

	Total US Government and Agency Mortgage Backed Obligations (Cost $66,959,929)				69,143,465

US GOVERNMENT AND AGENCY OBLIGATIONS 15.4%
47,000,000	United States Treasury Notes	1.38%	‡	12/15/2019	46,661,269

	Total US Government and Agency Obligations (Cost $46,592,643)				46,661,269

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.6%
1,617,314	First American Government Obligations Fund - Class U	2.35%	♦		1,617,314
1,617,315	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		1,617,315
1,617,315	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		1,617,315

	Total Short Term Investments (Cost $4,851,944)				4,851,944

	Total Investments 127.0% (Cost $384,980,518)				383,815,761
	Liabilities in Excess of Other Assets (27.0)%				(81,551,991)

	NET ASSETS 100.0%				$302,263,770

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	34.6%
US Government and Agency Mortgage Backed Obligations	22.9%
Collateralized Loan Obligations	20.2%
Non-Agency Commercial Mortgage Backed Obligations	19.0%
US Government and Agency Obligations	15.4%
Bank Loans	8.6%
Asset Backed Obligations	4.0%
Short Term Investments	1.6%
Foreign Corporate Bonds	0.7%
Other Assets and Liabilities	(27.0)%

100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $164,035,367 or 54.3% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

Þ	Value determined using significant unobservable inputs.

I/O	Interest only security

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2019.

‡	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

♦	Seven-day yield as of March 31, 2019

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
Goldman Sachs	2.70%	3/18/2019	6/19/2019	$46,384,000	$46,429,224
JP Morgan Securities LLC	3.05%	3/27/2019	4/26/2019	26,422,000	26,430,941
JP Morgan Securities LLC	2.95%	3/27/2019	4/26/2019	7,837,000	7,839,565

				$80,643,000	$80,699,730

The weighted average daily balance of reverse repurchase agreements during the reporting period ended March 31, 2019 was $79,962,885, at a weighted average interest rate of 2.80%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2019 was $88,602,522.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse Repurchase Agreements
US Government and Agency Mortgage Backed Obligations	$—	$34,259,000	$—	$—	$34,259,000
US Government and Agency Obligations	—	—	46,384,000	—	$46,384,000

Total Borrowings	$—	$34,259,000	$46,384,000	$—	$80,643,000

Gross amount of recognized liabilities for reverse repurchase agreements					$80,643,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	17

Statement of Assets and Liabilities	(Unaudited) March 31, 2019

ASSETS
Investments in Securities, at Value*	$378,963,817
Short Term Investments*	4,851,944
Interest Receivable	2,764,331
Receivable for Investments Sold	419,302
Prepaid Expenses and Other Assets	22,314
Total Assets	387,021,708

LIABILITIES
Payable for Reverse Repurchase Agreements	80,643,000
Payable for Investments Purchased	3,531,142
Investment Advisory Fees Payable	337,559
Interest Payable for Reverse Repurchase Agreements	56,730
Professional Fees Payable	55,034
Payable to Broker for Dividend Reinvestment	46,897
Administration, Fund Accounting and Custodian Fees Payable	40,331
Trustees Fees Payable	28,820
Accrued Expenses	18,425
Total Liabilities	84,757,938
Commitments and Contingencies (See Note 2 and Note 8)
Net Assets	$302,263,770

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$149
Additional Paid-in Capital	347,449,585
Undistributed (Accumulated) Net Investment Income (Loss)	2,831,205
Accumulated Net Realized Gain (Loss) on Investments	(46,852,412)
Net Unrealized Appreciation (Depreciation) on Investments	(1,164,757)
Total Distributable Earnings (See Note 5)	(45,185,964)
Net Assets	$302,263,770

*Identified Cost:
Investments in Securities	$380,128,574
Short Term Investments	4,851,944

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,927,622
Net Asset Value per Share	$20.25

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2019

INVESTMENT INCOME
Income:
Interest	$13,985,308
Total Investment Income	13,985,308
Expenses:
Investment Advisory Fees	1,868,451
Interest Expense for Reverse Repurchase Agreements	1,131,662
Administration, Fund Accounting and Custodian Fees	178,330
Professional Fees	55,040
Trustees Fees	48,198
Shareholder Reporting Expenses	31,053
Registration Fees	12,560
Miscellaneous Expenses	4,622
Insurance Expenses	3,563
Transfer Agent Expenses	1,889
Total Expenses	3,335,368

Net Investment Income (Loss)	10,649,940

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(7,510,792)
Net Change in Unrealized Appreciation (Depreciation) on Investments	15,908,050
Net Realized and Unrealized Gain (Loss)	8,397,258

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,047,198

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	19

Statements of Changes in Net Assets

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018

OPERATIONS
Net Investment Income (Loss)	$10,649,940	$21,007,589
Net Realized Gain (Loss) on Investments	(7,510,792)	202,766
Net Change in Unrealized Appreciation (Depreciation) on Investments	15,908,050	(25,518,446)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,047,198	(4,308,091)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(11,552,790)	(23,521,813)
From Return of Capital	—	(6,335,360)

Total Distributions to Shareholders	(11,552,790)	(29,857,173)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	69,467	938,290

Total Increase (Decrease) in Net Assets	$7,563,875	$(33,226,974)

NET ASSETS
Beginning of Period	$294,699,895	$327,926,869
End of Period	$302,263,770	$294,699,895

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2019

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,047,198
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(102,470,626)
Proceeds from Disposition of Long Term Investments	111,049,488
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(621,574)
Net Amortization (Accretion) of Premiums/Discounts	(895,845)
Net Realized (Gain) Loss on Investments	7,510,792
Net Change in Unrealized Depreciation (Appreciation) on Investments	(15,908,050)
(Increase) Decrease in:
Interest and Dividends Receivable	214,848
Prepaid Expenses and Other Assets	(12,466)
Receivable for Investments Sold	1,050,925
Increase (Decrease) in:
Payable for Investments Purchased	(1,047,567)
Investment Advisory Fees Payable	20,226
Interest Payable for Reverse Repurchase Agreements	(31,721)
Trustees Fees Payable	122
Payable to Broker for Dividend Reinvestment	46,897
Accrued Expenses	(11,034)
Administration, Fund Accounting and Custodian Fees Payable	(25,291)
Professional Fees Payable	(19,999)
Net Cash Provided By (Used In) Operating Activities	17,896,323

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(11,483,323)
Purchases of Reverse Repurchase Agreements	498,477,000
Proceeds from Reverse Repurchase Agreements	(504,890,000)
Net Cash Provided By (Used In) Financing Activities	(17,896,323)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$69,467
Cash Paid for Interest on Reverse Repurchase Agreements	$1,163,383

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2019	21

Financial Highlights

	Period Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Net Asset Value, Beginning of Period	$19.75		$22.04	$23.30	$24.10	$23.41	$22.97

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.71		1.41	1.63	1.81	2.21	1.83
Net Gain (Loss) on Investments (Realized and Unrealized)	0.56		(1.70)	(0.89)	(0.08)	0.97	0.61
Total from Investment Operations	1.27		(0.29)	0.74	1.73	3.18	2.44

Less Distributions:

Distributions from Net Investment Income	(0.77)		(1.58)	(1.93)	(2.48)	(2.49)	(2.00)
Distributions from Return of Capital	—		(0.42)	(0.07)	(0.05)	—	—

Total Distributions	(0.77)		(2.00)	(2.00)	(2.53)	(2.49)	(2.00)
Net Asset Value, End of Period	$20.25		$19.75	$22.04	$23.30	$24.10	$23.41
Market Price, End of Period	$20.20		$20.57	$24.04	$25.68	$24.88	$23.60
Total Return on Net Asset Value[2]	6.65%	[5]	(1.31)%	3.49%	7.81%	14.33%	11.12%
Total Return on Market Price[3]	2.15%	[5]	(5.78)%	2.09%	14.38%	17.08%	12.46%

Supplemental Data:

Net Assets, End of Period (000’s)	$302,264		$294,700	$327,927	$345,864	$356,678	$345,682
Ratios to Average Net Assets:
Expenses, including interest expense	2.27%	[4]	2.17%	1.80%	1.59%	1.65%	1.67%
Net Investment Income (Loss)	7.25%	[4]	6.77%	7.32%	7.77%	9.27%	7.90%
Portfolio Turnover Rate	29%	[5]	28%	17%	14%	4%	22%

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[4]	Annualized.
[5]	Not Annualized.

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2019

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments in Securities, at Value on the

Semi-Annual Report	March 31, 2019	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

Statement of Assets and Liabilities and are noted on the Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest Expense for Reverse Repurchase Agreements on the Statement of Operations. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at March 31, 2019.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20191:

Category

Investments in Securities

Level 1

Money Market Funds	$4,851,944

Total Level 1	4,851,944

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	71,106,037

US Government and Agency Mortgage Backed Obligations	69,143,465

Collateralized Loan Obligations	60,900,155

Non-Agency Commercial Mortgage Backed Obligations	50,817,656

US Government and Agency Obligations	46,661,269

Bank Loans	25,964,138

Asset Backed Obligations	12,090,703

Foreign Corporate Bonds	2,090,000

Total Level 2	338,773,423

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	33,502,008

Non-Agency Commercial Mortgage Backed Obligations	6,688,386

Total Level 3	40,190,394

Total	$383,815,761

Certain of the Fund’s assets/liabilities are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such assets/liabilities as of March 31, 2019.

Other Financial Instruments

Level 1	$—

Total Level 1	—

Level 2

Reverse Repurchase Agreements	80,643,000

Total Level 2	80,643,000

Level 3	—

Total	$80,643,000

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2019.

24	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2019[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$31,761,185	$—	$1,581,892	$158,931	$—	$—	$—	$—	$33,502,008	$1,581,892
Non-Agency Commercial Mortgage Backed Obligations	8,831,349	(444,423)	(1,625,826)	105,081	—	(177,795)	—	—	6,688,386	(2,007,553)
Asset Backed Obligations	535,850	(3,124,021)	3,313,158	—	—	(724,987)	—	—	—	—
Total	$41,128,384	$(3,568,444)	$3,269,224	$264,012	$—	$(902,782)	$—	$—	$40,190,394	$(425,661)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2019*	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$33,502,008	Market Comparables	Market Quotes	$96.98-$114.52 ($104.08)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$6,688,386	Market Comparables	Yields	4.99%-67.91% (20.82%)	Increase in yields would have resulted in the decrease in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Semi-Annual Report	March 31, 2019	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2019, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2019, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 8,075 shares of the Fund as of March 31, 2019. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2019, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $102,470,626 and $111,049,488 respectively. In U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds), purchases and sales of investments were $19,714,844 and $14,980,664, respectively.

26	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2019

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2019	Year Ended September 30, 2018

Distributions Paid From:

Ordinary Income	$11,552,790	$23,521,813

Return of Capital	—	6,335,360

Total Distributions Paid	$11,552,790	$29,857,173

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2018, was as follows:

Tax Cost of Investments	$398,803,341

Gross Tax Unrealized Appreciation	19,063,552

Gross Tax Unrealized Depreciation	(35,386,947)

Net Tax Unrealized Appreciation (Depreciation)	(16,323,395)

As of September 30, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(16,323,395)

Undistributed Ordinary Income	—

Total Distributable Earnings	—

Other Accumulated Gains (Losses)	(36,356,977)

Total Accumulated Earnings (Losses)	(52,680,372)

As of September 30, 2018, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires

$36,352,552	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2018, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and return of capital. For the year ended September 30, 2018, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

$9,097,811	$(2,762,452)	$(6,335,359)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount

Reinvested Dividends	3,562	$69,467	45,299	$938,290

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,562	$69,467	45,299	$938,290

Semi-Annual Report	March 31, 2019	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $48,198 from the Fund during the year ended March 31, 2019. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $48,198 which includes $48,479 in current fees (either paid in cash or deferred) and a decrease of $281 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

28	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2019

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. In recent years, the U.S. has experienced historically low interest rates. However, as of the date of this report, interest rates have begun to rise, increasing the exposure of bond investors to the risks associated with rising interest rates.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

Semi-Annual Report	March 31, 2019	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2019

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

emerging markets risk:  Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

derivatives risk:  Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

restricted securities risk:   The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

10.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

30	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2019

As of March 31, 2019, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Reverse Repurchase Agreements	$80,643,000	$—	$80,643,000	$80,643,000	$—	$—

11.  Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2019	31

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2019

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2019, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2019 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2018 against its

32	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2019

Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund with a sufficiently long track record, other than DoubleLine Floating Rate Fund, DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Long Duration Total Return Bond Fund (“Long Duration Total Return”), and DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), was in the first or second performance quartile relative to its respective Morningstar category for the three-year period ended December 31, 2018. The performance of all of the Funds that did not achieve that level of performance for the three-year period improved to the first or second quartile for the one-year period ended December 31, 2018, with the exception of Global Bond, which was in the third performance quartile for the one-year period. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. The Trustees also considered information Strategic Insight provided regarding challenges it encountered in assembling a peer group of funds with similar investment strategies for Long Duration Total Return, in light of its focus on mortgage-related securities, and Low Duration EMFI, in light of the very limited number of other funds with principal investment strategies calling for investing in a portfolio of emerging market debt with a low duration.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), Long Duration Total Return, and DoubleLine Strategic Commodity Fund (“Strategic Commodity”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that, although EMFI’s net total expense ratio was in the third comparative quartile, it was within two basis points of its peer group median, and that the net total expense ratios of MAG, Long Duration Total Return, and Strategic Commodity were below those of several of their respective peers.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: DoubleLine Total Return Bond Fund, EMFI, MAG, DoubleLine Flexible Income Fund, Long Duration Total Return, Global Bond, Strategic Commodity, and DoubleLine Infrastructure Income Fund (“Infrastructure Income”). In respect of Global Bond, the Trustees noted that its net management fee was within a basis point of its peer group median. Concerning Infrastructure Income and Long Duration Total Return, the Trustees considered Strategic Insight’s statement that those Funds did not have a group of peer funds with a similar focus on infrastructure-related bonds and mortgage-related securities, respectively. The Trustees noted that, in the case of EMFI and MAG, a number of their peers had higher net management fees.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2018. They also noted its less favorable performance over the three- and one-year periods ending December 31, 2018. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first quartile of its Morningstar peer group over the one-, three-, and five-year periods ended December 31, 2018. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

Semi-Annual Report	March 31, 2019	33

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2019

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds, with the prospect of recouping those fees at a later date. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing, for example, the pricing advantage that certain of the Funds had previously enjoyed, the Funds remain fairly priced.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

34	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) March 31, 2019

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. Prior to January 1, 2018, certain dividends paid by the Funds may have been subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly). The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2018, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2018, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2019	35

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2019

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

36	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2019

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2019	37

Portfolio Managers	(Unaudited) March 31, 2019

Effective January 1, 2019, the portfolio managers for the Fund are Jeffrey E. Gundlach, Philip A. Barach and Luz M. Padilla. Each of them has served as a portfolio manager of the Fund since the Fund’s inception.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 22, 2019 for shareholders of record as of the close of business on December 21, 2018 to re-elect Joseph J. Ciprari, a Class I trustee nominee, for the Fund. The nominee Joseph J. Ciprari was elected with 12,537,935 affirmative votes and 272,159 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are John C. Salter, Raymond B. Woolson and Ronald R. Redell.

38	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2019

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2019	39

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2019

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

40	DoubleLine Opportunistic Credit Fund

Privacy Policy	(Unaudited) March 31, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

Semi-Annual Report	March 31, 2019	41

Privacy Policy (Cont.)	(Unaudited) March 31, 2019

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

42	DoubleLine Opportunistic Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DBL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

1

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  DoubleLine Opportunistic Credit Fund

By (Signature and Title)                /s/ Ronald R. Redell

                                                     Ronald R. Redell, President and Chief Executive Officer

Date                           5/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/ Ronald R. Redell

                                                     Ronald R. Redell, President and Chief Executive Officer

Date                5/24/2019

By (Signature and Title)                  /s/ Susan Nichols

Susan Nichols, Treasurer and Principal Financial

Accounting Officer

Date                5/24/2019

3